UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CNL Growth Properties, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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CNL GROWTH PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

April 15, 2014

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of CNL Growth Properties, Inc. (the “Company”) on June 10, 2014 at 9:30 a.m. Eastern Time, at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “2014 Annual Meeting”). The Company’s board of directors (the “Board”) and executive officers look forward to greeting you personally. Enclosed for your review are the proxy card, the proxy statement with notice setting forth the business to come before the 2014 Annual Meeting, and the Company’s 2013 annual report.

In the accompanying proxy statement, the Board is requesting that you consider (i) the election of three (3) directors, and (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2014.

The Board unanimously recommends that you vote “FOR ALL” to elect each of the nominated directors and “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2014.

YOUR VOTE IS IMPORTANT. Regardless of the number of shares you own, it is very important that your shares be represented at the 2014 Annual Meeting. You may authorize your proxy by Internet or telephone, or you may vote by mailing your completed proxy card. Please authorize your proxy today. Authorizing a proxy will ensure your representation at the 2014 Annual Meeting if you choose not to attend and vote in person. Thank you for your attention to this matter.

Sincerely,

James M. Seneff, Jr.

Chairman of the Board

Andrew A. Hyltin

President and Chief Executive Officer

CNL GROWTH PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Annual Meeting to be held June 10, 2014

To Our Stockholders:

Notice is hereby given that the 2014 annual meeting of stockholders of CNL Growth Properties, Inc., a Maryland corporation (the “Company”), will be held at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 on June 10, 2014 at 9:30 a.m. Eastern Time (such meeting, and any adjournment or postponement thereof, the “2014 Annual Meeting”), for the following purposes:

1.	To consider and vote upon the election of three (3) persons to the board of directors of the Company (the “Board of Directors”) for terms expiring at the 2015 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	To consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2014; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors does not know of any matters that may be voted upon at the 2014 Annual Meeting other than the matters set forth in the first two items listed above.

Only stockholders of record at the close of business on March 31, 2014 are entitled to notice of, and to vote at, the 2014 Annual Meeting.

Stockholders are cordially invited to attend the 2014 Annual Meeting in person. All stockholders, whether or not they plan to attend the 2014 Annual Meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also authorize your proxy by Internet or telephone by following the instructions on the proxy card. It is important that your shares be voted. By authorizing your proxy promptly, you can help the Company avoid additional expenses to ensure that a quorum is met so the 2014 Annual Meeting can be held. If you decide to attend the 2014 Annual Meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

Holly J. Greer
April 15, 2014 Orlando, Florida	Secretary

PROXY STATEMENT

i

CNL GROWTH PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(800) 522-3863

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished by the board of directors (the “Board”) of CNL Growth Properties, Inc., a Maryland corporation (the “Company”), in connection with the solicitation by the Board of proxies to be voted at the 2014 annual meeting of stockholders to be held at 9:30 a.m. Eastern Time on June 10, 2014 at the Company’s offices located at CNL Center at City Commons, 450 South Orange Avenue, 12th Floor, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “2014 Annual Meeting”), for the purposes set forth in the accompanying notice of such meeting. Only stockholders of record at the close of business on March 31, 2014 (the “Record Date”) will be entitled to notice of and to vote at the 2014 Annual Meeting. This proxy statement, the proxy card, the notice setting forth matters upon which stockholders are entitled to vote, and the 2013 annual report are first being mailed to stockholders on or about April 30, 2014.

As of March 31, 2014, there were 19,522,986 shares of common stock of the Company outstanding and entitled to vote. As of the Record Date, officers and directors of the Company had the power to vote, as determined by the rules of the U.S. Securities and Exchange Commission (the “Commission”), less than 1% of the outstanding shares of common stock.

Proxy and Voting Procedures

Your vote is important. You can save the Company the expense of a second mailing by authorizing a proxy promptly.

A proxy card is enclosed for your use. Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. Authorizing a proxy will not limit your right to vote at the 2014 Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the 2014 Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the 2014 Annual Meeting. If you authorize a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted (i) “FOR ALL” to elect the three nominees for director named herein and (ii) “FOR” ratification of the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2014. With respect to any other business that may properly come before the stockholders for any vote at the 2014 Annual Meeting, your shares will be voted in the discretion of the proxy holder.

Quorum; Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the 2014 Annual Meeting. If a share is represented for any purpose at the 2014 Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. The presence, in person or by proxy, of the holders of 50% of the outstanding shares of common stock entitled to vote at the 2014 Annual Meeting constitutes a quorum. A stockholder may withhold his or her vote in the election of directors or may abstain with respect to each other item submitted for stockholder approval. Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum, but will not be counted as votes cast.

The affirmative vote of a majority of the shares represented in person or by proxy at the 2014 Annual Meeting is required for the election of each director, provided a quorum is present. Abstentions, broker non-votes, and withheld votes will have the effect of a vote against each nominee for director.

The affirmative vote of a majority of the votes cast in person or by proxy at the 2014 Annual Meeting is required for the ratification of the Board’s appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2014, provided a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered certified public accounting firm, in the event they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

If sufficient votes for approval of any of the matters to be considered at the 2014 Annual Meeting have not been received prior to the meeting date, the Board may, in its sole discretion, determine to postpone or adjourn the 2014 Annual Meeting in order to solicit additional votes with respect to that matter. The form of proxy the Company is soliciting requests authority for the proxies, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the 2014 Annual Meeting. At any postponed or adjourned meeting, the Company will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

Proxy Authorization by Internet or Telephone

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access also may authorize proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If you have questions about authorizing your proxy by telephone or Internet, call Broadridge Investor Communications Solutions, Inc., the Company’s proxy solicitor (“Broadridge”), toll free at 1-877-721-8341.

Please refer to the enclosed proxy card for instructions on how to authorize your proxy. If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement.

Revocation of Proxies

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is being revoked, (2) by presentation before or at the 2014 Annual Meeting of a subsequent proxy properly executed by the person executing the prior proxy, or (3) by attendance at the 2014 Annual Meeting and voting in person.

Solicitation Expenses

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors and officers of the Company, or certain employees of CNL Capital Markets Corp., CNL Securities Corp., and affiliates of the Company’s advisor, CNL Global Growth Advisors, LLC (the “Advisor”) without special compensation therefor. The Company has also retained Broadridge to assist in the solicitation of proxies for a base fee of approximately $3,500, plus additional fees per contact with stockholders, subject to a maximum fee of approximately $8,000, and for reimbursement of reasonable out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator, Broadridge.

Notice of Internet Availability of Proxy Materials

In accordance with the Commission’s rules and regulations, in addition to mailing printed copies of proxy materials to stockholders, the Company is also providing access to these materials via the Internet. As more fully described on the proxy card, stockholders may access and review the Company’s proxy materials, authorize their proxies and/or elect to receive next year’s proxy materials electronically via the web address provided below:

This Proxy Statement and the Company’s 2013 Annual Report to

Stockholders are available at www.proxyvote.com.

Where to Obtain More Information

The mailing address of the principal executive offices of the Company is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801. Notices of revocation of proxies should be sent to the attention of the Company’s Secretary, Holly J. Greer, at this address.

The Company makes available free of charge on its website www.cnlgrowthproperties.com the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 (the “2013 Annual Report on Form 10-K”), as well as, all other filings as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the Commission.

A copy of the Company’s 2013 Annual Report on Form 10-K that was filed with the Commission will be furnished without the accompanying exhibits to stockholders without charge upon written request sent to the Company’s Secretary, Holly J. Greer, at the Company’s offices. Each such request must set forth a good faith representation that as of March 31, 2014, the person making the request was the beneficial owner of common stock entitled to vote at the 2014 Annual Meeting. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to the Company’s 2013 Annual Report on Form 10-K.

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2013 (the “2013 Annual Report to Stockholders”) accompanies this proxy statement.

PROPOSAL I

ELECTION OF DIRECTORS

Nominees for Election to the Board of Directors

The persons named below have been nominated by the Board for election as directors to serve until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualify. A majority of the Company’s directors are required to be independent, as that term is defined in the Company’s articles of incorporation (the “Charter”) and as set forth below under “Board Leadership Structure: Board Independence and Role in Risk Oversight” (the “Independent Directors”). James M. Seneff, Jr. has been the Chairman of the Board since August 2009 and a director since the Company’s inception in December 2008. The two Independent Directors nominated for election, Ms. Fiala and Mr. Elker, have served as Independent Directors of the Company since August 2009.

Set forth below is each nominee’s name, age, principal occupation or employment during the periods indicated and other biographical information.

In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote for the election of such other person in the place of such nominee(s) for the office of director as the Board may recommend. The affirmative vote of a majority of all of the shares represented in person or by proxy at the 2014 Annual Meeting is required for the election of directors.

The Company’s officers and directors that own shares of common stock have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees.

The Board unanimously recommends a vote “FOR ALL” to elect each of the following nominees to the Board:

James M. Seneff, Jr.

Stephen P. Elker

Mary Lou Fiala

Directors and Executive Officers

The Company’s directors and executive officers as of April 15, 2014 were as follows:

Name	Age	Position

James M. Seneff, Jr.	67	Chairman of the Board and Director
Stephen P. Elker	62	Independent Director
Mary Lou Fiala	62	Independent Director
Andrew A. Hyltin	55	Chief Executive Officer and President
Rosemary Q. Mills	55	Chief Financial Officer and Treasurer
Holly J. Greer	42	General Counsel, Senior Vice President and Secretary
Ixchell C. Duarte	47	Senior Vice President and Chief Accounting Officer
Scott C. Hall	49	Senior Vice President of Operations
John F. Starr	39	Chief Portfolio Management Officer

James M. Seneff, Jr. Chairman of the Board and Director. Mr. Seneff has served as the chairman of the Company’s Board since August 2009 and a director since the Company’s inception in December 2008, and as a member of the board of managers of the Company’s Advisor since its inception in December 2008. Mr. Seneff has served as chairman of the board of Global Income Trust, Inc., a public, non-traded real estate investment trust (“REIT”) since April 2009, as a director since its inception in March 2009, and has served as a member of the board of managers of its advisor, CNL Global Income Advisors, LLC, since its inception in December 2008. He is the sole member of CNL Holdings, LLC (“CNL Holdings”) and has served as the chairman, chief executive officer and/or president of several of CNL Holdings’ subsidiaries, including chief executive officer and president (November 2008 to August 2013) of CNL Financial Group, LLC, the Company’s sponsor; and as executive chairman (January 2011 to present), chairman (1988 to January 2011), chief executive officer (1995 to January 2011) and president (1980 to 1995) of CNL Financial Group, Inc., a diversified real estate company (“CNL”). Mr. Seneff serves or has served on the board of directors of the following CNL Holdings’ affiliates: CNL Healthcare Properties, Inc., a public, non-traded REIT, and its advisor, CNL Healthcare Corp. (June 2010 to present); CNL Lifestyle Properties, Inc., a public, non-traded REIT (2003 to present), a director of the managing member of its former advisor, CNL Lifestyle Company, LLC (2003 to December 2010), and a director of its current advisor, CNL Lifestyle Advisor Corporation (December 2010 to present); CNL Hotels & Resorts, Inc., a public, non-traded REIT (1996 to April 2007), and its advisor, CNL Hospitality Corp. (1997 to June 2006 (became self-advised)); CNL Retirement Properties, Inc., a public, non-traded REIT, and its advisor, CNL Retirement Corp. (1997 to October 2006); CNL Restaurant Properties, Inc., a public, non-traded REIT, and its advisor (1994 to 2005 (became self-advised)); Trustreet Properties, Inc. (“Trustreet”), a publicly traded REIT (2005 to February 2007); National Retail Properties, Inc., a publicly traded REIT (1994 to 2005); CNL Securities Corp., the managing dealer of the Company’s public offerings (the “Managing Dealer”) (1979 to May 2013); and CNL Capital Markets Corp. (2000 to present). Mr. Seneff is also the chairman and a principal stockholder of CNLBancshares, Inc. (1999 to present), which owns CNLBank. Mr. Seneff received his degree in business administration from Florida State University.

As a result of these professional and other experiences, Mr. Seneff possesses particular knowledge of real estate acquisitions, ownership and dispositions in a variety of public and private real estate investment vehicles, which strengthens the Board’s collective knowledge, capabilities and experience.

Stephen P. Elker. Independent Director. Mr. Elker has served as an Independent Director and the Audit Committee financial expert since August 2009. Until July 2009, Mr. Elker spent over 36 years with KPMG LLP, the U.S. member firm of KPMG International, beginning in its Washington D.C. office, and then with offices in Rochester, New York and Orlando, Florida. In 1999, Mr. Elker was appointed as managing partner of the Orlando office and served as partner in charge of the Florida business tax practice from 2001 to July 2009. His responsibilities included providing tax consulting and compliance services for clients in industries including real estate, hospitality and consumer markets. Mr. Elker’s experience extends to advising multinational clients, both U.S. and foreign-based, on mergers, acquisitions, divestitures, international taxation, and cross-border real estate transactions. In May 2012, Mr. Elker joined the board of directors of Fiesta Restaurant Group Inc. as an independent director and chairman on the audit committee. Mr. Elker earned his bachelor of science degree in business administration from Georgetown University. Mr. Elker is a certified public accountant.

As a result of these professional and other experiences, Mr. Elker possesses particular knowledge of accounting and tax practices, which strengthens the Board’s collective knowledge, capabilities and experience.

Mary Lou Fiala. Independent Director. Ms. Fiala has served as an Independent Director since August 2009. She is currently a director of Regency Centers Corporation, a publicly traded REIT specializing in developing, owning and operating grocery-anchored shopping centers located throughout the United States. Ms. Fiala has been a director of Regency since 1997, served as vice chairman from 1998 until December 2009, and served as its president from January 1999 to February 2009 and as chief operating officer from January 1999 to December 2009. Prior to joining Regency, from March 1997 to January 1999, she served as managing director of Security Capital Global Strategic Group Incorporated, where she was responsible for the development of operating systems for the firm’s retail-related initiatives. From 1976 to 1994, Ms. Fiala held various merchandising and store operations positions with predecessors to Macy’s and Federated Department Stores. Following the 1994 merger of Macy’s East with Federated, Ms. Fiala was senior vice president and director of stores, New England, until her departure in March 1997. Ms. Fiala served as a director of Build-A-Bear Workshop, Inc., which is a publicly traded company that operates stores worldwide, from 2006 to November 2011 and has served as non-executive chairman of the board since November 2011. She also served as a director of Flat Out Crazy, Inc. from 2008 until January 2013. Ms. Fiala is a past chairman and current trustee of the board of trustees for the International Council of Shopping Centers where Ms. Fiala has worked with real estate companies, owners and developers worldwide. In November 2010, Ms. Fiala joined the board of directors of General Growth Properties, Inc., a publicly traded REIT that owns, operates and develops regional shopping malls across the United States. Ms. Fiala earned a bachelor of science degree from Miami University.

As a result of these professional and other experiences, Ms. Fiala possesses a particular knowledge of commercial real estate development and operations, organizational management and marketing which strengthens the Board’s collective knowledge, capabilities and experience.

Andrew A. Hyltin. Chief Executive Officer and President. Mr. Hyltin has served as the Company’s chief executive officer since December 2012, and as its president, and as president and a manager of the Company’s Advisor since November 2010. Effective November 2013, Mr. Hyltin also began serving as the Advisor’s chief executive officer. He has served as president of Global Income Trust, Inc., a public, non-traded REIT, and has served as a president and manager of its advisor, CNL Global Income Advisors, LLC, since November 2010. Effective December 2012, he also serves as chief executive officer of Global Income Trust, Inc. and he has served as chief executive officer of its advisor since November 2013. In addition, he serves as the chief executive officer of Corporate Capital Trust, Inc., a public, non-traded business development company (June 2010 to present); and he previously served as its president (June 2010 to December 2012). Mr. Hyltin has held various officer positions with CNL Fund Advisors Company, an affiliate of CNL, serving as its chief executive officer since June 2010, and as its president from March 2009 until December 2012. Mr. Hyltin has also served as chief investment officer of CNL Private Equity Corp. since 2004, and has served as its president since 2005, responsible for the overall management of its portfolio, and private offerings and alternative investments. He served as vice president of investments for that company from 2003 to 2004. From April 2009 to May 2010, Mr. Hyltin served as president to The CNL Funds, an open-end mutual fund. Mr. Hyltin has a B.A. in finance from Texas Christian University.

Rosemary Q. Mills. Chief Financial Officer and Treasurer. Ms. Mills has served as the Company’s chief financial officer and treasurer since April 2013, and has served as a senior vice president of our Advisor since November 2013. She also has served as chief financial officer and treasurer of Global Income Trust, Inc., a public non-traded REIT, since April 2013 and has served as a senior vice president of its advisor since November 2013. She serves as senior vice president of finance of an affiliate of CNL, with duties extending to both the Company and Global Income Trust, Inc., which position she has held since April 2010. From September 2008 to April 2010, Ms. Mills was a consultant to a CNL affiliate working on the initial creation and sponsorship of the Company and Global Income Trust, Inc. She was vice president-capital markets and integration manager for GE Capital, Franchise Finance from the time of GE Capital’s acquisition of Trustreet, a publicly traded REIT, from February 2007 until May 2008. Prior to GE Capital’s acquisition of Trustreet, from February 2005 to February 2007, Ms. Mills was Trustreet’s senior vice president responsible for liquidity and capital structure, tax planning and compliance, legal compliance, internal audit and investor relations. Between July 2003 and January 2005, she served as chief financial officer for a CNL affiliate, where she led financial reporting and planning for nine private funds and 18 public income funds, which merged with and into Trustreet in February 2005. From June 2000 to July 2003, Ms. Mills was senior vice president of finance and strategic planning with CNL Restaurant Properties, Inc. Prior to CNL and its various affiliates and successors, beginning May 1993, Ms. Mills spent seven years with a private pharmacy management consulting practice, initially as director of finance, progressing to president from 1997 to her departure in December 1999. Ms. Mills is a certified public accountant and practiced in the Orlando office of Ernst & Young from 1981 to 1993, initially, as a member of the audit staff and advancing to senior manager of tax. She graduated with a BSBA in accountancy from the University of Central Florida in 1981.

Holly J. Greer. General Counsel, Senior Vice President and Secretary. Ms. Greer has served as the Company’s general counsel, senior vice president and secretary since August 2011. Ms. Greer has also served as senior vice president and secretary of the Company’s Advisor since August 2011. Ms. Greer also has served as general counsel, senior vice president and secretary of Global Income Trust, Inc., a public, non-traded REIT, and as senior vice president and secretary of its advisor since August 2011. Ms. Greer served as associate general counsel and vice president of CNL Healthcare Properties, Inc., a public, non-traded REIT, from inception in June 2010 until March 2011, and has served as general counsel, senior vice president and secretary since March 2011. Ms. Greer also served as associate general counsel and vice president of its advisor (June 2010 until April 2011), served as senior vice president, legal affairs (April 2011 until November 2013) and has served as senior vice president since November 2013. Ms. Greer joined CNL Lifestyle Properties, Inc., a public, non-traded REIT, in August 2006, where she initially served as acquisition counsel for its former advisor, CNL Lifestyle Company, LLC, until April 2007. From April 2007 until November 2009, Ms. Greer served as counsel to CNL Lifestyle Properties, Inc. and its former advisor, overseeing real estate and general corporate legal matters. Ms. Greer served as associate general counsel (January 2010 until March 2011) and vice president (December 2009 until March 2011) of CNL Lifestyle Properties, Inc. and served as associate general counsel and vice president of its former advisor from January 2010 until April 2011. Effective March 2011, Ms. Greer has served as general counsel, senior vice president and secretary of CNL Lifestyle Properties, Inc. From April 2011 to November 2013, she served as senior vice president, legal affairs of CNL Lifestyle Advisor Corporation, its current advisor, and effective November 2013 she serves as senior vice president. Prior to joining CNL Lifestyle Properties, Ms. Greer spent seven years in private legal practice, primarily at the law firm of Lowndes, Drosdick, Doster, Kantor & Reed, P.A., in Orlando, Florida. Ms. Greer is licensed to practice law in Florida and is a member of the Florida Bar Association and the Association of Corporate Counsel. She received a B.S. in communications and political science from Florida State University and her J.D. from the University of Florida.

Ixchell C. Duarte. Senior Vice President and Chief Accounting Officer. Ms. Duarte has served as a senior vice president of the Company and its chief accounting officer since June 2012, and has served as a senior vice president of our Advisor since November 2013. She also has served as a senior vice president and chief accounting officer of Global Income Trust, Inc., a public non-traded REIT, since June 2012, and has served as a senior vice president of its advisor since November 2013. Ms. Duarte has also served as a senior vice president and chief accounting officer of CNL Healthcare Properties, Inc., a public, non-traded REIT, since March 2012, and was previously a vice president with CNL Healthcare Properties, Inc. from February 2012 to March 2012. She also has served as a senior vice president and chief accounting officer of its advisor since November 2013. Ms. Duarte has served as senior vice president and chief accounting officer since March 2012 of CNL Lifestyle Properties, Inc., a public, non-traded REIT, and was previously its vice president from February 2012 to March 2012. She also has served as a senior vice president of its advisor since November 2013. Ms. Duarte served as controller at GE Capital, Franchise Finance, from February 2007 through January 2012 as a result of GE Capital’s acquisition of Trustreet, a publicly traded REIT. Prior to that, Ms. Duarte served as senior vice president and chief accounting officer of Trustreet and served as senior vice president and controller of its predecessor CNL companies (2002 to February 2007). Ms. Duarte also served as senior vice president, chief financial officer, secretary and treasurer of CNL Restaurant Investments, Inc. (2000 to 2002) and as a director of accounting and then vice president and controller of CNL Fund Advisors, Inc. and other CNL affiliates (1995 to 2000). Prior to that, Ms. Duarte served as an audit senior and then as audit manager in the Orlando, Florida office of Coopers & Lybrand where she serviced several CNL entities (1990 to 1995), and as audit staff in the New York office of KPMG (1988 to 1990). Ms. Duarte is a certified public accountant. She received a B.S. in accounting from the Wharton School of the University of Pennsylvania.

Scott C. Hall. Senior Vice President of Operations. Mr. Hall has served as the Company’s senior vice president of operations since December 2012. Mr. Hall also serves as senior vice president of operations for Global Income Trust, Inc. effective December 2012. Mr. Hall is the president and owner of a private consulting firm based in Orlando, Florida that serves various real estate investment and development projects. Prior to his appointment as senior vice president of operations, he served from May 2011 to December 2012 as a consultant to the Advisor and to the advisors of other CNL affiliates, including Global Income Trust, Inc., CNL Lifestyle Properties, Inc., CNL Healthcare Properties, Inc., each a public, non-traded REIT, and Corporate Capital Trust, Inc., a public, non-traded business development company. From September 2005 to February 2010, Mr. Hall was senior vice president and led the Florida office of The Pizzuti Companies, a nationally recognized real estate investor and developer based in Columbus, Ohio. He also held various positions with a number of CNL affiliates from May 2002 to September 2005. Previously, from 1995 to 2001, Mr. Hall was an associate at Lake Nona, a 7,000-acre mixed-use real estate development in Orlando, Florida, owned by Tavistock Group, an international private investment company. Mr. Hall earned a B.A. in English from Ohio Wesleyan University, and an M.B.A. with honors from Rollins College.

John F. Starr. Chief Portfolio Management Officer. Mr. Starr has served as the Company’s chief portfolio management officer since December 2012. Mr. Starr also serves as chief portfolio management officer of Global Income Trust, Inc. effective December 2012. Since 2002, Mr. Starr has held various positions with multiple CNL affiliates. From October 2011 until his appointment as the Company’s chief portfolio management officer, Mr. Starr served as senior vice president of portfolio management at CNL Financial Group Investment Management, LLC responsible for developing and implementing strategies to maximize the financial performance of CNL’s real estate portfolios. He also served as a senior vice president of CNL Private Equity Corp. from December 2010 until his appointment as the chief portfolio management officer. Between June 2009 and December 2010, he served as CNL Private Equity Corp.’s senior vice president of asset management, responsible for the oversight and day-to-day management of all real estate assets from origination to disposition. At CNL Management Corp., Mr. Starr served as senior vice president of asset management, from June 2007 to December 2010. Between January 2004 and February 2005, Mr. Starr served as vice president of real estate portfolio management at Trustreet, and from February 2005 to February 2007, he served as Trustreet’s vice president of special servicing, and as president of a Trustreet affiliate, where he was responsible for the resolution and value optimization of distressed leases and loans. From February 2007 to May 2007, following the sale of Trustreet to GE Capital, he served as GE Capital, Franchise Finance’s vice president of special servicing, before rejoining CNL affiliates in June 2007. Between May 2002 and January 2004, Mr. Starr was assistant vice president of special servicing at CNL Restaurant Properties, Inc. Prior to joining CNL’s affiliates, Mr. Starr served in various positions in the credit products management group at Wachovia Bank, Orlando, Florida, from December 1997 to May 2002. Mr. Starr received a B.S. in business and an M.B.A. from the University of Florida in 1997 and 2007, respectively.

Board Leadership Structure: Board Independence and Role in Risk Oversight

The Board is comprised of three directors, with Mr. Seneff serving as the chairman of the Board. Mr. Seneff has unique knowledge, experience and relationships with the Board and management and within a broad spectrum of the real estate market. Mr. Hyltin, the chief executive officer and president, has extensive expertise and relationships in the asset classes that the Company acquires and owns, and the Board believes that these attributes are complimentary to the strengths of Mr. Seneff.

For the year ended December 31, 2013, each of Mary Lou Fiala, John David (“JD”) Alexander and Stephen P. Elker served as Independent Directors. Mr. Alexander resigned as an Independent Director effective March 5, 2013. Although the Company’s shares are not listed on the New York Stock Exchange, the Company applies the exchange’s standards of independence to its own outside directors and for the year ended December 31, 2013, each of Ms. Fiala and Messrs. Alexander and Elker met the definition of “independent” under Section 303A.02 of the New York Stock Exchange listing standards.

The audit committee of the Board (the “Audit Committee”) focuses on the adequacy of the Company’s enterprise risk management and risk mitigation processes. The Audit Committee meets regularly to discuss the strategic direction and the issues and opportunities facing the Company in light of trends and developments in the REIT industry and general business environment. Throughout the year, the Board provides guidance to management regarding the Company’s strategy and helps to refine its operating plans to implement the Company’s strategy. Annually, the Audit Committee meets with senior management, PricewaterhouseCoopers and internal audit to review the categories of risk the Company faces, including any risk concentrations and risk interrelationships, as well as, the likelihood of occurrence, the potential impact of those risks and mitigating measures. The involvement of the Audit Committee in setting the Company’s business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the president and chief executive officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and the Audit Committee providing oversight of risk management efforts.

Compensation of Independent Directors

During the year ended December 31, 2013, each Independent Director received a $15,000 annual fee for services, as well as, $2,000 per Board meeting attended whether they participated by telephone or in person. Each Independent Director serving on the Audit Committee received $2,000 per Audit Committee meeting attended whether they participated by telephone or in person. The Audit Committee Chair received an annual retainer of

$10,000 in addition to Audit Committee meeting fees and fees for meeting with the independent accountants as a representative of the Audit Committee. In addition, each Independent Director received $2,000 per Valuation Committee (as described below) meeting attended whether they participated by telephone or in person. No additional compensation is paid for attending the 2014 Annual Meeting.

The following table sets forth the compensation earned or paid to the Company’s directors during the year ended December 31, 2013 for their service on the Board and Audit Committee (where applicable):

Name	Fees Earned or Paid in Cash	Total
James M. Seneff, Jr.	None	None
Andrew Wood(1)	None	None
John David (“JD”) Alexander(2)	$7,750	$7,750
Stephen P. Elker	$45,000	$45,000
Mary Lou Fiala	$35,000	$35,000

(1)	Mr. Wood served as a director of the Company from August 14, 2012 through his resignation effective March 4, 2013.
(2)	Mr. Alexander served as an Independent Director of the Company from its inception through his resignation effective March 5, 2013.

Effective January 1, 2014, the annual fee for services payable to each Independent Director increased from $15,000 to $30,000. All other compensation payable to the Independent Directors remains unchanged.

Board Meetings During Fiscal Year 2013

The Board met six times during 2013. Each member of the Board attended at least 75% of the total Board meetings, with the exception of Mr. Seneff. During 2013, the Audit Committee met four times, and each member of the Audit Committee attended all of the total Audit Committee meetings. In addition, the Valuation Committee met two times in 2013, and each member of the Valuation Committee attended all of the meetings. Although the Company does not have a policy on director attendance at the annual meeting of stockholders, directors are encouraged to do so. On June 11, 2013, the original date set for the 2013 annual meeting of stockholders, all of the directors of the Company were in attendance. On June 26, 2013, the date of the adjourned meeting, Mr. Elker, the Chairman, was in attendance.

Committees of the Board of Directors

The Company has a standing Audit Committee, the members of which are selected by the Board each year. During 2013, the Audit Committee was comprised of John David (“JD”) Alexander through March 5, 2013, and Stephen P. Elker and Mary Lou Fiala for the full year, each of whom was determined to be “independent” under the listing standards of the New York Stock Exchange referenced above. The Audit Committee operates under a written charter adopted by the Board. A copy of the Audit Committee charter is posted on the Company’s website at http://cnlgrowthproperties.com/corporate-governance.stml. The Audit Committee assists the Board by providing oversight responsibilities relating to:

•	The integrity of financial reporting;

•	The independence, qualifications and performance of the Company’s independent auditors;

•	The systems of internal controls;

•	The performance of the Company’s internal audit function;

•	Compliance with management’s audit, accounting and financial reporting policies and procedures; and

•	Company risk management.

In addition, the Audit Committee engages and is responsible for the compensation and oversight of the Company’s independent auditors and internal auditors. In performing these functions, the Audit Committee meets periodically with the independent auditors, management and internal auditors (including private sessions) to review the results of their work. During the year ended December 31, 2013, the Audit Committee met four times with the Company’s independent auditors, internal auditors and management to discuss the annual and quarterly financial reports prior to filing them with the Commission. The Audit Committee has determined that Mr. Elker, the Chairman of the Audit Committee and an Independent Director, is an “audit committee financial expert” under the rules and regulations of the Commission for purposes of Section 407 of the Sarbanes-Oxley Act of 2002.

In May 2013, the Board initiated a process to estimate the Company’s net asset value per share and created a special committee, comprised solely of Independent Directors, charged with oversight of the Company’s valuation process (the “Valuation Committee”).

Currently, the Company does not have a nominating committee, and therefore, does not have a nominating committee charter. The Board is of the view that it is not necessary to have a nominating committee at this time because the Board is composed of only three members, including a majority of “independent directors” (as defined under the New York Stock Exchange listing standards), and each director is responsible for identifying and recommending qualified Board candidates. The Board does not have a formal policy regarding diversity. The Board considers many factors with regard to each candidate, including judgment, integrity, diversity, prior professional experience, background, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of the Audit Committee, and the candidate’s willingness to devote substantial time and effort to Board responsibilities.

Company stockholders may recommend individuals to the Board for consideration as potential director candidates by timely submitting their names and appropriate background and biographical information to the Company’s Secretary at the Company’s offices. Assuming that the appropriate information has been timely provided, the Board will consider these candidates substantially in the same manner as it considers other Board candidates it identifies.

Currently, the Company does not have a compensation committee because it does not have any employees and does not separately compensate its executive officers for their services as officers. At such time, if any, as the Company’s shares of common stock are listed on a national securities exchange such as the New York Stock Exchange or the NASDAQ Stock Market, or the Company has employees whom it directly provides compensation, the Company will form a compensation committee, the members of which will be selected by the full Board each year.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that the Company incorporates it by specific reference.

Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2013 with the management of the Company. The Audit Committee also discussed with the Company’s senior management the process for certifications by the Company’s chief executive officer and chief financial officer required by the Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Commission.

Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers, the Company’s independent registered certified public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, “Communications with Audit Committees,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. In addition, the Audit Committee has reviewed the selection, application and disclosure of the Company’s critical accounting policies. The Audit Committee has also received written disclosures and letters from PricewaterhouseCoopers required by Rule 3524 and Rule 3526 of the PCAOB, “Communication with Audit Committees Concerning Independence,” and has discussed with PricewaterhouseCoopers their independence from the Company.

Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the 2013 Annual Report on Form 10-K for filing with the Commission.

The Audit Committee:
Stephen P. Elker
Mary Lou Fiala

Corporate Governance

The Board has adopted corporate governance policies and procedures that the Board believes are in the best interest of the Company and its stockholders, as well as, compliant with the Sarbanes-Oxley Act of 2002 and the Commission’s rules and regulations. In particular:

•	The majority of the Board are Independent Directors and all of the members of the Audit Committee are Independent Directors.

•	The Board has adopted a charter for the Audit Committee. One member of the Audit Committee is an “audit committee financial expert” under Commission rules.

•	The Audit Committee hires, determines compensation of, and decides the scope of services performed by the Company’s independent auditors.

•

The Company has adopted a Code of Business Conduct that applies to all directors and officers of the Company, as well as, all directors, officers and employees of the Company’s Advisor. The Code of Business Conduct sets forth the basic principles to guide their day-to-day activities.

•

The Company has adopted a Whistleblower Policy that applies to the Company and all employees of the Company’s Advisor, and establishes procedures for the anonymous submission of employee complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

The Company’s Code of Business Conduct and Whistleblower Policy are available on the Company’s website at http://cnlgrowthproperties.com/corporate-governance.stml.

Stockholder Communications

Stockholders who wish to communicate with a member or members of the Board may do so by addressing their correspondence to the Board member or members, c/o Holly J. Greer, Secretary, CNL Growth Properties, Inc., 450 South Orange Avenue, Orlando, Florida, 32801. The Secretary will review and forward correspondence to the appropriate person or persons for response.

EXECUTIVE COMPENSATION

Board of Directors Report on Compensation

The following report of the Board does not constitute “soliciting material” and should not be deemed “filed” with the Commission or incorporated by reference into any other filing the Company makes under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this report by reference therein.

The Board reviewed and discussed with management the Compensation Discussion and Analysis set forth below in this Proxy Statement (“CD&A”). Based on the Board’s review of the CD&A and the Board’s discussions of the CD&A with management, the Board approved including the CD&A in this proxy statement, and the Company’s 2013 Annual Report on Form 10-K for filing with the Commission.

The Board of Directors:
James M. Seneff, Jr.
Stephen P. Elker
Mary Lou Fiala

Compensation Discussion and Analysis

The Company has no employees and all of its executive officers are officers of the Advisor and/or one or more of the Advisor’s affiliates and are compensated by those entities, in part, for their service rendered to the Company. The Company does not separately compensate its executive officers for their service as officers. The Company did not pay any annual salary or bonus or long-term compensation to its executive officers for services rendered in all capacities to the Company during the year ended December 31, 2013. See “Certain Relationships and Related Transactions” for a description of the fees paid and expenses reimbursed to the Advisor and its affiliates.

If the Company determines to compensate named executive officers in the future, the Board will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of the Company’s shares.

SECURITY OWNERSHIP

The following table sets forth, as of March 31, 2014, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than 5% of its common stock, by each director and nominee, by each executive officer and by all executive officers and directors as a group, based upon information furnished by such stockholders, directors and officers. Fractional shares are rounded to the nearest whole number. Except as noted below, the address of the named officers and directors is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares

James M. Seneff, Jr.(1)	26,594	(2)
Andrew Wood(3)	—	—
John David (“JD”) Alexander(4)	—	—
Stephen P. Elker	—	—
Mary Lou Fiala	—	—
Andrew A. Hyltin	1,724	(2)
Rosemary Q. Mills	533	(2)
Steven D. Shackelford(5)	5,138	(2)
Holly J. Greer	314	(2)
Ixchell C. Duarte	—	—
Scott C. Hall	533	(2)
John F. Starr	399	(2)
All directors and executive officers as a group (12 persons)	35,236	(2)

(1)	This number represents shares attributed to Mr. Seneff as a result of his control of the Advisor and CNL Financial Group, LLC. The Advisor is a wholly owned subsidiary of an affiliate of CNL Financial Group, LLC. Mr. Seneff beneficially owns the Advisor through his ownership of CNL Financial Group, LLC.
(2)	This number represents less than 1% of all shares beneficially owned.
(3)	The address for Mr. Wood is 37 Seaview Avenue, Madison, CT 06443. Mr. Wood became a director of the Company effective August 14, 2012, and resigned effective March 4, 2013.
(4)	Mr. Alexander resigned as an Independent Director of the Company effective March 5, 2013.
(5)	Mr. Shackelford resigned as an executive officer of the Company effective April 14, 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Company’s equity securities that are registered under the Exchange Act, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission (such persons hereinafter referred to as “Reporting Persons”). Reporting Persons are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

The Company does not have any stockholders who own more than 10% of the Company’s outstanding common stock. The Company believes, based upon a review of Company’s records and reports filed with the Commission with respect to 2013, that the Company’s Reporting Persons complied with all Section 16(a) reporting requirements during 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company is externally advised and has no direct employees. Mr. James M. Seneff, Jr., Chairman of the Board, and/or certain of the Company’s executive officers hold similar positions with the Managing Dealer of the Company’s public offerings of its common stock and a wholly owned subsidiary of CNL, the Advisor and their affiliates. In connection with services provided to the Company, affiliates are entitled to the following fees:

Managing Dealer – The Managing Dealer receives selling commissions and marketing support fees of up to 7% and 3%, respectively, of gross offering proceeds for shares sold in the Company’s offerings, excluding shares sold pursuant to the Company’s distribution reinvestment plan, all or a portion of which may be paid to participating broker dealers by the Managing Dealer.

Advisor – The Advisor and certain affiliates are entitled to receive fees and compensation in connection with the acquisition, management and sale of the Company’s assets, as well as, the refinancing of debt obligations of the Company or its subsidiaries. In addition, the Advisor and its affiliates are entitled to reimbursement of actual costs incurred on behalf of the Company in connection with the Company’s organizational, offering, acquisition and operating activities. Pursuant to the advisory agreement, the Advisor receives investment services fees equal to 1.85% of the purchase price of properties (including its proportionate share of properties acquired through joint ventures) for services rendered in connection with the selection, evaluation, structure and purchase of assets. For development properties, the Company pays the investment services fee to the Advisor based upon the estimated budget for the development project. Upon completion of the project, the Company trues up the investment services fee based upon actual amounts spent. In addition, the Advisor is entitled to receive a monthly asset management fee of 0.08334% of the real estate asset value (as defined in the advisory agreement) of the Company’s properties, including its proportionate share of properties owned through joint ventures, as of the end of the preceding month.

The Advisor will also receive a financing coordination fee for services rendered with respect to refinancing of any debt obligations of the Company or its subsidiaries equal to 1.0% of the gross amount of the refinancing.

The Company will pay the Advisor a disposition fee in an amount equal to (i) in the case of the sale of real property, the lesser of (A) one-half of a competitive real estate commission, or (B) 1% of the sales price of such property, and (ii) in the case of the sale of any asset other than real property or securities, 1% of the sales price of such asset, if the Advisor, its affiliates or related parties provide a substantial amount of services, as determined by the Company’s Independent Directors, in connection with the sale of one or more assets (including a sale of all of its assets or the sale of it or a portion thereof). The Company will not pay the Advisor a disposition fee in connection with the sale of investments that are securities; however, a disposition fee in the form of a usual and customary brokerage fee may be paid to an affiliate or related party of the Advisor if such entity is properly licensed.

Under the advisory agreement and the Company’s Charter, the Advisor will be entitled to receive certain subordinated incentive fees upon (i) sales of assets, and/or (ii) a listing of the Company’s common stock on a national exchange (which would also include the receipt by the Company’s stockholders of securities that are approved for trading on a national securities exchange in exchange for shares of the Company’s common stock as a result of a merger, share acquisition or similar transaction). However, if a listing occurs, the Advisor will not be entitled to receive an incentive fee on subsequent sales of assets. The incentive fees are calculated pursuant to formulas set forth in both the advisory agreement and the Charter. All incentive fees payable to the Advisor are subordinated to the return to investors of their invested capital plus a 6% cumulative, non-compounded annual return on their invested capital. Upon termination or non-renewal of the advisory agreement by the Advisor for good reason (as defined in the advisory agreement) or by the Company other than for cause (as defined in the advisory agreement), a listing or sale of assets after such termination or non-renewal will entitle the Advisor to receive a pro-rated portion of the applicable subordinated incentive fee.

In addition, the Advisor or its affiliates may be entitled to receive fees that are usual and customary for comparable services in connection with the financing, development, construction or renovation of a property, subject to approval of the Company’s Board, including a majority of its Independent Directors.

Property Manager – Pursuant to a master property management agreement, CNL Global Growth Managers, LLC (the “Property Manager”) receives property management fees of up to 4.5% of gross revenues for management of the Company’s properties.

CNL Capital Markets Corp. – CNL Capital Markets Corp., an affiliate of CNL, received an initial set-up fee and an annual maintenance fee of $4.57 and $19.20, respectively, per investor for providing certain administrative services to the Company pursuant to a services agreement. These fees are presented in the table below in investor administrative service fees.

For the year ended December 31, 2013, the Company incurred selling commissions of $5,066,677, and marketing support fees of $2,207,823 due to the Managing Dealer in connection with its offerings.

For the year ended December 31, 2013, the Company incurred the following fees and reimbursable expenses due to the Advisor and its affiliates:

FYE 12/31/13
Reimbursable expenses:
Offering costs(1)	$3,784,696
Investor administrative service fee	63,001
All other operating and acquisition expenses(1)	969,583

4,817,280
Investment services fees	2,805,989
Asset management fees	1,098,709
Property management fees	86,752
Financing coordination fee	285,000

$9,093,730

FOOTNOTE:

(1)	Reimbursable expenses for offering costs and all other operating and acquisition expenses included in the table above includes $0.01 million and $0.08 million, respectively, for reimbursable expenses to the Advisor for services provided the Company for its executive officers during the year ended December 31, 2013. The reimbursable expenses include components of salaries, benefits and other overhead charges.

The Company incurs operating expenses which, in general, are expenses relating to administration of the Company on an ongoing basis. Pursuant to the advisory agreement, the Advisor shall reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed, in any four consecutive fiscal quarters (the “Expense Year”) commencing with the Expense Year ended September 30, 2011, the greater of 2% of average invested assets or 25% of net income (as defined in the advisory agreement) (the “Limitation”), unless a majority of the Company’s Independent Directors determines that such excess expenses are justified based on unusual and non-recurring factors. During 2013, total operating expenses in excess of the Limitation were $0.29 million, all of which related to the Expense Year ended June 30, 2013. The Company’s Independent Directors determined that such amounts were justified based on a number of factors including:

•	The time necessary to educate financial advisors and investors about the growth-orientation of the Company, and its stock distributions,

•	The Company’s strategy of investing in assets that require repositioning or development and the timing and amount of its initial investments, and

•	The operating expenses necessary as a result of being a public company.

Organizational and offering costs become a liability to the Company only to the extent selling commissions, the marketing support fees and other organizational and offering costs do not exceed 15% of the gross proceeds of its offerings. The Advisor has incurred an additional $6.0 million of costs on behalf of the Company in connection with the offerings (exceeding the 15% limitation on costs) as of December 31, 2013. These costs may be recognized by the Company in future periods as the Company receives future offering proceeds to the extent such costs are within such 15% limitation.

During 2013, the Company received subscriptions of $75.4 million, and incurred stock issuance costs of $11.1 million, representing a ratio of stock issuance costs to subscriptions received was 1:7. Stock issuance costs consist of selling commissions, marketing support fees, due diligence expense reimbursements, and other offering costs. During 2013, the Company’s total operating expenses incurred represented approximately 1.7% of Average Invested Assets, and 789% of Net Income, as each term is defined in the Charter.

The Company has continued to incur asset management fees and reimbursable expenses payable to the Advisor and its affiliate subsequent December 31, 2013 and expects to continue to incur such amounts in the future.

Policies Regarding Transactions with Certain Affiliates

Item 404 of the Commission’s Regulation S-K requires disclosure by the Company of any transaction between the Company and any related persons the amount of which exceeds $120,000 in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of the Company’s voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has 10% or greater beneficial ownership interest.

In order to reduce or eliminate certain potential conflicts of interest, the Charter contains a number of restrictions relating to transactions between the Company and its Advisor or its affiliates or related parties. These restrictions include the following:

•

The Company may purchase or lease an asset or assets from the Company’s sponsor, the Advisor, a director, or any affiliate thereof only upon a finding by a majority of the Company’s directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to the sponsor, Advisor, director or affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any property to the Company exceed its current appraised value as determined by an independent third party appraiser.

•

The Company’s Advisor, its sponsor, a director or an affiliate thereof may purchase or lease assets from the Company if a majority of the Company’s directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

•

The Company may not make or invest in a loan secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Company’s Advisor, any director, the sponsor or an affiliate.

•

With respect to shares owned by the Company’s Advisor, the Company’s directors or any affiliate thereof, none of the Company’s Advisor, directors or any of their affiliates may vote or consent on matters submitted to the Company’s stockholders regarding the removal of the Company’s Advisor, directors or any of their affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Company’s Advisor, directors and any affiliates may not vote or consent, any shares owned by any of them will not be included.

•

The Company will not make loans to the Company’s sponsor, the Advisor, the directors or any affiliate thereof except (i) mortgage loans subject to restrictions governing loans contained in the Company’s Charter, or (ii) loans to the Company’s wholly owned subsidiaries.

•

The Company may not borrow money from the Company’s sponsor, the Advisor, the directors and any affiliate thereof, unless such borrowing is approved by a majority of the Company’s directors (including a majority of Independent Directors) not otherwise interested in such transaction as fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

•

Any agreement between the Company, its sponsor, the Advisor, a director or any affiliate thereof, the approval of which is not otherwise addressed in the Charter, other than the conversion or redemption of units of the Company’s operating partnership, may be effected only if a majority of the Company’s directors (including a majority of Independent Directors) not otherwise interested in such agreement approve such agreement as fair, competitive and commercially reasonable and no less favorable to the Company than comparable agreements between unaffiliated parties.

Although the Company has different investment objectives than Global Income Trust, Inc., a non-traded REIT with the same sponsor and executive officers as the Company, an investment opportunity may be suitable for both the Company and Global Income Trust, Inc. The Company’s Board and the Advisor have agreed that, in the event an investment opportunity is presented to both the Company’s Advisor’s Investment Committee and the investment committee of the advisor for Global Income Trust, Inc. and it is determined that the opportunity may be suitable for both the Company and Global Income Trust, Inc., and for which both entities have sufficient uninvested funds, the investment opportunity will be offered to the entities on an alternating basis as follows:

•	The first investment opportunity that meets this criteria will be first offered to the Company;

•

The second opportunity that meets this criteria will be first offered to Global Income Trust, Inc. (whether or not the Company passed on the first investment opportunity, and whether or not Global Income Trust, Inc. accepted an investment in the first investment opportunity); and

•

Thereafter, each offer of any investment opportunities will alternate on the foregoing basis. It shall be the duty of the Board, including the Independent Directors, to ensure that these policies are applied fairly to the Company.

As of December 31, 2013, Global Income Trust, Inc. had substantially completed its acquisition stage; however, this policy will continue in effect until such time as the Company’s sponsor no longer owns or controls the Advisor and the advisor of Global Income Trust, Inc.

Certain public or private entities affiliated with CNL or the Company’s sponsor are bound by conflict resolution procedures that may impact the investments that are available to the Company. In particular, certain of these public and private affiliated entities, some of which invest in assets similar to those in which the Company may invest, require that if an investment opportunity becomes available which is suitable for such affiliated entities, then the entity which has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. For purposes of this conflict resolution procedure for these other entities, an investment opportunity will be considered “offered” when the opportunity is presented to the applicable board of directors for its consideration. In addition to various other factors, the determination as to whether or not an investment opportunity is suitable for more than one program will be determined based on the effect of the acquisition both on diversification of each program’s investments by types of properties and geographic area, and on diversification of the tenants of the properties, the anticipated cash flow of each program, the size of the investment, the amount of funds available to each program, and the length of time such funds have been available for investment. A subsequent development regarding the investment opportunity, such as a delay in the closing of a property or a delay in the construction of a property, may cause any such investment to be more appropriate for an entity other than the entity which committed to make the investment. Although the Company is not bound by these conflict resolution procedures, the Company may be restricted by such procedures.

PROPOSAL II

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers acted as the Company’s independent registered certified public accounting firm to audit the Company’s books and records for the fiscal year ended December 31, 2013. PricewaterhouseCoopers reports directly to the Company’s Audit Committee. The Audit Committee has recommended to the Board that PricewaterhouseCoopers be appointed as the Company’s independent registered certified public accounting firm for the fiscal year ended December 31, 2014. Upon recommendation of the Audit Committee, the Board has approved the appointment of PricewaterhouseCoopers as the Company’s independent registered certified public accounting firm for the fiscal year ended December 31, 2014. Stockholder ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted, by abstention, broker non-vote or by not submitting a proxy, have no impact on the outcome of the proposal.

Although not required by law or the Company’s governance documents, the Company believes ratification of this appointment is good corporate practice because the audit of the Company’s books and records is a matter of importance to the Company’s stockholders. If the Company’s stockholders do not ratify the appointment, the Company’s Audit Committee will reconsider the appointment of PricewaterhouseCoopers, but still may elect to retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the Company’s best interest and the best interest of the Company’s stockholders.

Representatives of PricewaterhouseCoopers are expected to be present at the 2014 Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to questions from the Company’s stockholders.

The Board unanimously recommends a vote “FOR” ratification of the appointment of

PricewaterhouseCoopers as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2014.

Auditor Fees

PricewaterhouseCoopers serves as the Company’s principal accounting firm and audited the Company’s consolidated financial statements for the years ended December 31, 2013 and 2012.

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers for 2013 and 2012 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table:

	2013	2012

Audit fees	$565,200	$178,971
Audit-related fees	—	—
Tax fees	56,820	44,092
All other fees	—	—

Total fees	$622,020	$223,063

Audit Fees – Consists of professional services rendered in connection with the annual audit of the Company’s consolidated financial statements included in the Company’s 2013 Annual Report on Form 10-K and quarterly reviews of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q. Audit fees also include fees for services performed by PricewaterhouseCoopers that are closely related to the audit and in many cases could only be provided by the Company’s independent auditors. Such services include comfort letters and consents related to the Company’s registration statements, assistance with and review of other documents filed with the Commission and accounting advice on completed transactions.

Audit-Related Fees – Consists of services related to audits of properties acquired, due diligence services related to contemplated property acquisitions and accounting consultations.

Tax Fees – Consists of services related to corporate tax compliance, including review of corporate tax returns, review of the tax treatments for certain expenses and tax due diligence relating to acquisitions.

All Other Fees – There were no professional services rendered by PricewaterhouseCoopers that would be classified as other fees during the years ended December 31, 2013 and 2012.

Pre-Approval of Audit and Non-Audit Services

Under the Company’s Audit Committee charter, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors in order to assure that the provisions of such services do not impair the auditor’s independence. The policy, as described below and set forth in the Audit Committee charter sets forth conditions and procedures for such pre-approval of services to be performed by the independent auditor and utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services.

The annual audit services, as well as, all audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor), requires the specific pre-approval of the Audit Committee. The Audit Committee may, however, grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide (such as comfort letters or consents). The Audit Committee has pre-approved all tax services and may grant general pre-approval for those permissible non-audit services that it has classified as “all other services” because it believes such services are routine and recurring services, and would not impair the independence of the auditor.

The fee amounts for all services to be provided by the independent auditor are established annually by the Audit Committee, and any proposed service fees exceeding approved levels will require specific pre-approval by the Audit Committee. Requests to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by the independent auditor, the chief financial officer and the chief executive officer, and must include a joint statement as to whether, in their view, the request is consistent with the Commission’s rules on auditor independence.

OTHER MATTERS

The Board does not know of any matters to be presented at the 2014 Annual Meeting other than those stated herein. If any other business should come before the 2014 Annual Meeting, the person(s) named in the enclosed proxy will vote thereon in their discretion.

PROPOSALS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the annual meeting of stockholders to be held in 2015 (the “2015 Annual Meeting”) must be received at the Company’s offices at 450 South Orange Avenue, Orlando, Florida 32801 no later than December 31, 2014.

Notwithstanding the aforementioned deadline, under the Company’s Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by Holly J. Greer, Secretary of the Company. With respect to nominations for the 2015 Annual Meeting, the Secretary of the Company must receive notice of any such proposal no earlier than January 11, 2015 and no later than February 10, 2015.

By Order of the Board of Directors,

Holly J. Greer
Secretary

April 15, 2014

Orlando, Florida

ANNEX 1

2014 FORM OF PROXY

CNL Growth Properties, Inc. (Logo)

450 South Orange Avenue

Orlando, FL 32801

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the touch-tone prompts to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the touch-tone prompts.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided, or return it to Vote Processing, c/o Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

Sign up today to receive next year’s annual report and proxy materials via the Internet rather than by mail. Additional mailings, such as distribution statements and tax forms, are also available electronically. To sign up to receive these mailings electronically, or to review or change your current delivery preferences, visit our website at www.cnlgrowthproperties.com/gopaperless.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CNL GROWTH PROPERTIES, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE “FOR ALL” OR “FOR” THE FOLLOWING PROPOSALS:

I. Approval of the election of three (3) directors, each for a term expiring at the 2015 annual meeting of stockholders and until his or her successor is duly elected and qualifies.

Nominees:

01) James M. Seneff, Jr.

02) Stephen P. Elker

03) Mary Lou Fiala

For All  ☐                Withhold All  ☐                For All Except  ☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

II. Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2014.

For        ☐                 Against        ☐                Abstain         ☐

III. Transaction of such other business as may properly come before the 2014 Annual Meeting or any adjournment or postponement thereof.

For        ☐                 Against        ☐                 Abstain        ☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying proxy statement and notice of the 2014 Annual Meeting and our 2013 Annual Report to Stockholders with respect to our 2013 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the 2014 Annual Meeting. This proxy may be revoked at any time before it is exercised.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

For address changes and/or comments, please check this box and write them on the back where indicated.

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and the 2013 Annual Report to Stockholders are available at:

www.proxyvote.com

PROXY

CNL GROWTH PROPERTIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James M. Seneff, Jr. and Andrew A. Hyltin, each of them as proxies with full power of substitution in each to attend, to cast on behalf of the undersigned all votes the undersigned is entitled to cast as such meeting, including with respect to the 2014 Annual Meeting of Stockholders of CNL Growth Properties, Inc. Inc. to be held on June 10, 2014 at 9:30 a.m., Eastern Time, and any adjournment or postponement thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present all matters set forth in the Notice of 2014 Annual Meeting of Stockholders and Proxy Statement dated April 23, 2014, a copy of which has been received by the undersigned.

The votes entitled to be case by the undersigned will be cast as directed. If the Proxy is executed, but no direction is given, the votes entitled to be cast by the undersigned will be cast “FOR ALL” or “FOR” the proposals stated.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

ANNEX 2

VOTING REMINDER FLYER

Please Vote! YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY. Reduce corporate expenses by submitting your vote by Internet at proxyvote.com.

☑	Read the Enclosed Materials…
Enclosed is the following information for the CNL Growth Properties, Inc. Annual Meeting of Stockholders:
• 2013 Annual Report
• Proxy Statement that describes the proposals to be voted upon
• Proxy card for each registration*
* You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.
☑	Vote by Internet…
Visit proxyvote.com and follow the online instructions to cast your vote. Your control number is located on the proxy card.
☑	…Or Complete the Proxy Card and Return by Mail…
On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.
☑	...Or Vote by Telephone
Call 800-690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card.
If you voted by Internet or by phone, please DO NOT mail back the proxy card.
☑	For Assistance…
If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc., at 877-721-8341.

Thank you!

We appreciate your participation and support. Again, please be sure to vote. Your vote is important!

Visit cnl.com/gopaperless to sign up for electronic delivery of future stockholder materials.